Investor Presentation June 2023 Exhibit 99.2

To be the preeminent lodging REIT, focused on consistently delivering superior, risk-adjusted returns for stockholders through active asset management and a thoughtful external growth strategy, while maintaining a strong and flexible balance sheet Mission Investment Strategy Guiding Principles Aggressive Asset Management Prudent Capital Allocation Maintain Low Leverage & Flexible Balance Sheet Upper-Upscale & Luxury Full-Service Premier Urban and Resort Destinations Affiliation with Dominant Global Brands Park Hotels & Resorts

6 Park at a Glance Hilton Waikoloa Village Signia Hilton Bonnet Creek Casa Marina, Curio Collection New York Hilton Midtown Hilton New Orleans Riverside Waldorf Astoria Orlando Royal Palm South Beach Hilton Checkers LA The Reach, Curio Collection Hyatt Regency Mission Bay Hilton Denver City Center As of 5/30/23 Based on current Wall Street consensus estimates for 2023 Adjusted EBITDA Based on Park’s Comparable Hotel Adjusted EBITDA by property for Park’s current portfolio for 2019 and TTM Q1 2023; weightings exclude Park’s pro-rata share of Hotel Adjusted EBITDA from Unconsolidated Joint Ventures 46 Hotels 29K Rooms $6.8B Enterprise Value(1) 10.2x EBITDA Multiple(2) Top 10 Markets Hotel Revenue Segmentation(5) Rooms Revenue Segmentation(4) 2019(3) Hawaii 26% San Fran 16% Orlando 10% NoLA 6% Boston 6% New York 6% Chicago 5% Key West 3% Denver 2% D.C. 2% Trailing 12 Months(3) Hawaii 36% Orlando 13% NoLA 8% Boston 6% Key West 5% New York 4% San Diego 3% San Fran 3% Miami 2% D.C. 2% Hilton Hawaiian Village Based on Park’s Comparable rooms revenue for TTM Q1 2023 Based on Park’s Comparable Total Hotel Revenue for TTM Q1 2023

Iconic Portfolio: Urban and Resort Destinations New York Hilton Midtown Royal Palm South Beach Miami Casa Marina Key West, Curio Collection Waldorf Astoria Orlando Hilton Hawaiian Village Waikiki Beach Resort Hilton Denver City Center Hilton Chicago Hilton New Orleans Riverside Hilton Waikoloa Village W Chicago – City Center Swap?? Hyatt Regency Boston Signia Orlando Bonnet Creek

Park: A Compelling Investment Story

Undervalued

Iconic portfolio trading at wide discount[1]:

43% discount to consensus estimate of NAV[1]

67% discount to replacement cost[2]

Trading at 10.2x 2023E Adjusted EBITDA[3] vs. 11.6x for peers[4]

Discounted valuation driven in part by exposure to San Francisco, CMBS maturity and elevated leverage

Sector leading growth

Significant upside potential

Highest AFFO/share growth est. for 2023 (28% vs. 2% for peers)[3][4]

Over $100M of upside earnings potential in urban portfolio (ex-SF Hiltons)

Historically low supply growth of 0.8% across Park's portfolio[5] should translate into on-going pricing power

Robust ROI pipeline

Robust capex pipeline to unlock embedded value

$350M-$375M capex spend in 2023 – one-third targeting value-enhancing ROI projects

Active ROI pipeline to potentially generate $20M to $25M+ of incremental EBITDA

Significant embedded upside in portfolio with future ROI pipeline estimated to be $800M+ of investment

Financial flexibility

Financial flexibility with focus on reducing leverage

$1.8B of liquidity, incl. $842M of cash as of 3/31/23

Net Debt has decreased by $600M since Q1 2021

Increase in recurring 2023 quarterly dividend (to $0.15)

~$400M of NOLs – potential use to partially offset gains on partial San Francisco exit

Management team with proven track record

Re-shaped the portfolio by selling or disposing of 39 hotels[6] for over $2.1B; including 14 international assets

Increased RevPAR, margins and group mix through aggressive asset management efforts

Acquired 18-hotel[7] Chesapeake portfolio for $2.5B while maintaining target net leverage range of 3x to 5x

1) Based on Park's 5-day avg closing stock price of $13.08 from 5/23/23 to 5/30/23; consensus NAV based on current Wall Street estimates
2) The replacement cost estimates are based on Park's internal analysis and construction market pricing as of 2022. Estimated land values are based on market data and recent comparable sales where applicable. This estimate is not intended to be an estimate for the fair market value of the portfolio
3) Based on current Wall Street consensus estimates
4) Peers represent full-service lodging REIT peers with market cap over $1 billion - HST, PEB, SHO, DRH, RHP and XHR
5) Supply Growth data from CBRE's Q1 2023 Hotel Horizons forecasts for all hotels; represents average of 2023 and 2024 supply forecasts
6) To date, Park has sold its interest in 36 hotels. In addition, 3 other properties were subject to ground leases that either expired or were terminated by Park, and consequently turned over to the landlord
7) Subsequently sold eight hotels

5 |

PARK HOTELS & RESORTS

Sector Leading Growth at a Discount Earnings growth(1) vs. AFFO multiple(1) Despite being forecasted to deliver the highest Y/Y earnings growth (AFFO) in 2023 (28%)(1), Park trades at the lowest earnings multiple in the sector (6.7x) San Francisco exposure CMBS maturity Leverage (Net Debt to Adjusted EBITDA) How stocks trade relative to consensus NAV estimates(2) Park trades at the deepest discount to consensus NAV in the full-service hotel REIT sector (-43%) 2023 AFFO Multiple Based on consensus estimates provided by FactSet as of 5/30/23 Based on consensus estimates provided by S&P Global as of 5/30/23

The Improved Park: Impact of Partial San Francisco Exit New York Hilton Midtown

San Francisco CMBS Loan: Elongated Recovery Warrants Exit Strategy

As of June 1, 2023, Park ceased making debt service payments toward its **$725M** non-recourse CMBS loan which is secured by the Hilton San Francisco Union Square and Parc 55 hotels. The decision is expected to result in the ultimate removal of these hotels from Park's portfolio

Rationale

Given the updated expectation for an elongated market recovery and the likelihood of both hotels materially under-earning relative to 2019, Park believes the drag on operating results is too significant to warrant continuing to support the assets' debt service. Key Concerns:

- **Office Vacancy**: record levels (currently **30%** including sublease); **negative** impact on hotel demand
- **Lower Return to Office**: fewer employees returning to office in a tech-driven economy negatively impacting hotel demand
- **Convention Calendar**: revised forecast weaker than expected through 2027
- **Street Conditions:** on-going concerns over safety and security

What Changes: Improved Park Hotels

- Materially **reduces exposure to San Francisco** (to **3%** of 2019 Comparable Hotel Adjusted EBITDA)
- Increases exposure to **higher growth, Hawaii** markets (**29%** of 2019 Comparable Hotel Adjusted EBITDA)
- **Reduces Net Debt to TTM Comparable Adjusted EBITDA ratio** by **0.9x (to 5.1x)**[(1)] – closer to target range of 3x to 5x
- **Preserves cash** by saving **$30M** of annual interest expense; **forego $200M+** of maintenance capex over the next five years
- **Special dividend** following disposition of both Hilton San Francisco hotels likely to range between **$150M to $175M**

San Fran Direct Office Vacancy: Strong inverse correlation to RevPAR



88% Correlation between Office Vacancy and RevPAR in San
RevPAR (TTM)
Office Vacancy
$250
$200
$150
$100
$50
$0
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1Q01 4Q01 3Q02 2Q03 1Q04 4Q04 3Q05 2Q06 1Q07 4Q07 3Q08 2Q09 1Q10 4Q10 3Q11 2Q12 1Q13 4Q13 3Q14 2Q15 1Q16 4Q16 3Q17 2Q18 1Q19 4Q19
RevPAR (TTM)
Direct Office Vacancy

Source: Evercore ISI; STR Global

Convention-driven demand 40% lower through 2027 vs. LT Avg



Avg Room Nights 2001-2019 (ex-'17 + '18): 875K
Avg Room Nights (2023-2027): 530K
Moscone Reno
Convention Room Nights (000's)
RevPAR
1,200
1,000
800
600
400
200
0
$250
$200
$150
$100
$50
$0
2001-2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027
Definite Room Nights
RevPAR

Source: SF Travel and Park Hotel & Resorts

1) Reflects Net Debt as of 3/31/23 excluding the $725M CMBS loan, but accounting for an estimated $162.5M special dividend that is expected to be paid divided by TTM Comparable Adjusted EBITDA and adjusted to remove total Hotel Adjusted EBITDA reported by both San Francisco Hilton hotels over that time period

8 | PARK HOTELS & RESORTS

The Improved Park: How the Story Changes

Reshaping the Park story: Growth, value and lower risk

Lower San Fran / Higher Hawaii[1]



% of 2019 Hotel Adj. EBITDA
PK
PK xSF
26%
29%
16%
3%
10%
12%
Hawaii
SF
Orlando

RevPAR within 1% of 2019[2]



RevPAR Recovery % as of 2019
PK
PK xSF
89%
96%
91%
97%
91%
99%
90%
99%
2Q22
3Q22
4Q22
1Q23

Stronger balance sheet

- Net Debt to TTM Comparable Adjusted EBITDA improves by 0.9x to 5.1x[3]
- TTM Adjusted EBITDA to interest improves by 0.5x to 3.2x
- $200M+ of capex saved over next five years
- Wtd avg. maturity lengthens to 4.0 years from 3.5 years



6.0x(4)
0.9x
Reduction
5.1x(3)
PK
PK xSF

Lower Urban / Higher Resort[1]



% of 2019 Hotel Adj. EBITDA
Resort
Urban
47%
41%
53%
32%
PK
PK xSF

Margin gap narrows by 220 bps[2]



Hotel Adj. EBITDA Margin Gap to 2019
PK
PK xSF
120 bp
-40 bps
-95 bps
-270 bps
-155 bps
-351 bps
-140 bps
-360 bps
2Q22
3Q22
4Q22
1Q23

1) Based on 2019 Comparable Hotel Adjusted EBITDA
2) Reflects Park's current portfolio on a Comparable basis
3) Reflects Net Debt as of 3/31/23 divided by TTM Comparable Adjusted EBITDA as of 3/31/23, adjusted as follows: Net Debt excludes the $725M CMBS loan and is adjusted to account for an estimated $162.5M special dividend that is expected to be paid following disposition of the San Francisco Hilton hotels, and TTM Comparable Adjusted EBITDA has been adjusted to remove total Hotel Adjusted EBITDA reported by both San Francisco Hilton hotels over that time period. See slide 37 for reconciliations.
4) Reflects Net Debt as of 3/31/23 divided by TTM Comparable Adjusted EBITDA ended 3/31/23

9 |

PARK HOTELS & RESORTS

The Improved Park: Key Metrics vs. Peers 2022 RevPAR just 7% shy of 2019 levels(2) Exposure to San Fran lowest amongst peers(1) Margin gap to 2019 improves by 230bps(2) Narrowing gap to 2019 Hotel Adj. EBITDA(2) Based on portfolio room counts as of May 2023 Based on the comparable hotel metrics as reported by each company in their respective public company filings PK xSF assumes disposition of the two San Francisco Hiltons for the periods presented below

The Improved Park: Still Significant Growth Ex-SF Hilton Hotels

There is still over a $100M earnings gap between 2022 and 2019[1] Comparable Hotel Adjusted EBITDA when accounting for the removal of Park's two San Francisco Hilton hotels



+17% Upside Potential
$592M
$695M
2022 Comparable Adjusted EBITDA (Ex-SF Hiltons)
2019 Comparable Adjusted EBITDA (Ex-SF Hiltons)

2022 vs. 2019 Comparable Hotel Adj. EBITDA[1]



$141M Below 2019 Comparable Hotel Adjusted EBITDA Ex-SF Hiltons
+34M/+9%
Urban
Suburban
Airport
Resort(2)
($98M)/ -41%
($20M)/ -48%
($23M)/ -35%

Key Contributors to Potential Growth in 2023 and Beyond (2022 Comp. Hotel Adj. EBITDA vs 2019[1] Comp. Hotel Adj. EBITDA)

- Chicago: **$29M (69% below)**
- New York: **$25M (53% below)**
- Orlando: **$6M (7% below)**
- San Fran (ex-Hiltons): **$15M (62% below)**
- Boston: **$11M (23% below)**
- DC: **$4M (27% below)**
- New Orleans **$9M (17% below)**
- Denver: **$7M (32% below)**

Note: Discussion regarding potential upside does not address costs and expenses expected to be incurred in connection with SF Hiltons exit, or any related non-cash impairment charges

1) Based on Park's Comparable 2019 and 2022 Hotel Adjusted EBITDA by property excluding the two SF Hiltons, plus Park's pro-rata share of Adjusted EBITDA from Unconsolidated Joint Ventures that continue to be owned as of 5/1/2023

2) Park's Resort hotels include: Hilton Hawaiian Village Waikiki Beach Resort; Signia by Hilton Orlando Bonnet Creek; Waldorf Astoria Orlando; CasaMarina Key West, Curio Collection; Hilton Waikoloa Village; Hilton Orlando Lake Buena Vista; Hilton Santa Barbara Beachfront Resort; The Reach Key West, Curio Collection by Hilton; DoubleTree Durango; Royal Palm South Beach Miami, a Tribute Portfolio Resort; Hyatt Regency Mission Bay Spa and Marina; and Caribe Hilton

11 |
PARK HOTELS & RESORTS

2023 Priorities: Execute on Growth Plans Park remains laser-focused on the following priorities which are expected to help drive outsized growth in 2023 and beyond Operations: Deliver sector leading RevPAR / earnings growth as business recovery accelerates Capex Investment: Increase to $350M - $375M, with over one-third committed to ROI projects Capital Recycling: Sell $200M - $300M of non-core hotels, further improving quality of portfolio Balance Sheet: Further reduce leverage; address San Francisco CMBS loan maturity Return of Capital: Materially increase year-over-year dividend; opportunistically buy back stock

2023 Capital Allocation Initiatives Create Long Term Value Balance sheet strength and value-enhancing capital allocation Hilton Waikoloa Village Waldorf Astoria Orlando Capital Allocation Balance Sheet(3) $200M - $300M Sold $118M year to date at 11.1x(1) Asset Sales $350M - $375M $109M - $116M dedicated to value-enhancing ROI projects 2023E Capex $105M 8.8M shares acquired during Q1 2023 at a significant discount to consensus NAV Stock Buyback $0.15 Increased during Q1 2023 with an implied annual dividend yield of 4.6%(2) Quarterly Dividend $1.8B Including $842M of cash Liquidity $3.9B Lower by ~$600M since Q1 2021 Net Debt 100% Up from 79% as of Q1 2021 Fixed Rate Debt Fully repaid outstanding balance under the Revolver Debt Repayment Based on hotel’s 2019 Hotel Adjusted EBITDA; disposition multiple excludes estimated deferred maintenance capex Based on Park’s 5-day avg closing stock price of $13.08 from 5/23/23 to 5/30/23; consensus NAV based on current Wall Street estimates As of 3/31/23 $50M Hilton Chicago

Operational Update New York Hilton Midtown

2023 Operational Update: Sector Leading Performance

Q1 2023 Results: On the road to recovery and positioned for growth

$159	24.2%	$146M	$0.42
↑ 37%	↑ 550 bps	↑ 78%	↑ 425%
vs Q1 2022	vs Q1 2022	vs Q1 2022	vs Q1 2022
Comparable RevPAR	*Comparable Hotel Adj. EBITDA Margin*	*Adjusted EBITDA*	*Adj. FFO per Share*

Q2 2023 Operational Update[1]

	Comparable Metrics			vs. 2022			
Month	**Occ (%)**	**ADR**	**RevPAR**	**Occ**	**ADR**	**RevPAR**	**Hotel Adj. EBITDA Margin**
April	74.0%	$247	$183	4.3% pts.	2%	9%	(350 bps)
May (preliminary)	73.1%	$240	$176	5.9% pts.	1%	10%	n/a

Q2 2023 Highlights

- **Hawaii remains healthy** – continues to generate stronger than expected results
- Strength in **NY, Chicago, Boston and Denver** help to bolster results in our urban portfolio
- **Tough comps** create headwinds across the sunbelt including Key West, Miami and Orlando
- Relative to 2019, the San Francisco Hilton hotels remain a **700 bps+ drag** on overall portfolio RevPAR

1) Data shown represents Park's consolidated hotels on a Comparable basis

15 |

PARK HOTELS & RESORTS

2023 Earnings Guidance +10% RevPAR growth +120 bps Hotel Adj. EBITDA margin +26% Adj. FFO per share growth 2023 Y/Y chg. (at midpt.) 2023 Full-Year Guidance(1) On May 1, 2023, Park provided updated full-year 2023 guidance, which did not take into account any impacts from the cessation of payment of the $725 million non-recourse CMBS loan on the two San Francisco Hilton hotels beginning June 1, 2023, or the costs, expenses and other effects of the ultimate removal of these hotels from its portfolio. As Park has yet to determine a path forward with the loan’s servicers, Park is not in a position to determine the timing and impacts of the ultimate removal of these hotels at this time Since timing remains uncertain and since Park expects to continue operating these hotels until the path forward is determined or they are removed from its portfolio, Park’s existing 2023 guidance will continue to assume the inclusion of these two hotels and is not being updated further at this time Park expects to update full-year 2023 guidance as necessary once there is more certainty about the path forward and its financial impacts Hilton Santa Barbara Beachfront Resort Hilton Boston Logan Airport Hyatt Centric Fisherman’s Wharf RevPAR, Adj. EBITDA and Hotel Adj. EBITDA margin and AFFO per share are shown on a Comparable basis. Guidance does not reflect the effects of the partial exit from San Francisco discussed elsewhere in this presentation, including costs, decreases in revenues and the impact of any impairment charges. Park's full-year 2023 outlook is based on the assumptions set forth in the 5/1/2023 press release, as well as a number of other factors, many of which are outside Park's control and all of which are subject to change.

Spotlight: Hawaii

Strong fundamentals for Park's two hotels with Japanese demand still expected to come

114%	116%	22%	$59M	310 bps
Q1 2023 RevPAR as a % of Q1 2019	*Q1 2023 Hotel Adj. EBITDA as a % of Q1 2019*	*FY 2023 Group Revenue Pace(1)*	*Q1 2023 Hotel Adj. EBITDA*	*Hotel Adj. EBITDA Margin Improvement(2)*

- Domestic transient demand remains strong
- Favorable group outlook second half of 2023
- Redesigned operating model has resulted in significant expense savings
- $85M Tapa Tower Renovation at Hilton Hawaiian Village to be completed in Q4 2023


Hilton Hawaiian Village Waikiki Beach Resort


Hilton Waikoloa Village



Thousands
1000
900
800
700
600
500
400
300
200
100
0
825
957
223
8
33
18
23
21
87
72
United States
Japan
Australia
Canada
Other Int'l
FY 2019
FY 2022

Significant upside as international demand returns to Park's two Hawaii hotels, particularly from Japan: FY 2022 room nights from Japan down 96% to FY 2019

(1) FY 2023 group revenue pace as of 3/31/23 compared to FY 2022 group pace as of 03/31/22 for Park's two Hawaii hotels
(2) Q1 2023 Hotel Adj. EBITDA margin vs. Q1 2019 Hotel Adj. EBITDA margin for Park's two Hawaii hotels

17 | PARK HOTELS & RESORTS

Group: On-Going Improvements in 2023 and Beyond Group trends expected to accelerate well into 2024 2022 and 2023 Group Revenue Pace vs. 2019 FY 2023 Group Revenue Pace as of 4/30/23 compared to FY 2019 Group Revenue Pace as of 04/30/19 on a Comparable basis Group Revenue Pace has accelerated in 2023, with 2023 Group Revenue Pace improving to 83% of 2019 levels as of April(1) —continuing to narrow the gap to 2019 83% (as of April 2023) FY 2023 Group Revenue Pace as a % of FY 2019(1) 80% 710 bps improvement to FY 2024 Group Revenue Pace YTD April 2023 FY 2024 Group Revenue Pace as a % of FY 2019(2) xSF Hiltons: 90% (as of April 2023) Current: FY 2023 Group Revenue Pace as a % of FY 2019(1)

Urban Performance Improving with Runway for Growth Q1 2023 Comparable RevPAR for Park’s Urban hotels up 81% versus Q1 2022(1); narrowing the gap to 2019 Q1 2023 RevPAR vs Q1 2022 RevPAR for Park’s Urban hotels; includes SF Hiltons

Business Transient Narrowing the Gap to 2019 Strong performance YTD 2023 sets pace for business transient recovery(1) COVID Disruption/Hotel Operation Suspensions Increasing midweek occupancies show accelerating demand for business travel(1) 90% of YTD April 2019 YTD April 2023 Business Transient Revenues +30% YTD April 2023 Gov’t Negotiated Revenues(2) +51% YTD April 2023 Local Negotiated Revenues(1) improvement vs Q1 2022 improvement vs YTD April 2019 +4% +22% improvement vs YTD April 2019 All metrics shown are on a Comparable basis Local Negotiated and Government Negotiated revenues are subsegments of Business Transient revenues April 2023 74% Occ. (incl. SF Hiltons) 79% Occ. (xSF Hiltons) xSF Hiltons: 98% of YTD April 2019 +19% improvement vs Q1 2022

Supply Growth data from CBRE’s Q1 2023 Hotel Horizons forecasts for all hotels; represents average of 2023 and 2024 supply forecasts Calculated based on Park’s 2019 Hotel Adjusted EBITDA and pro rata share of EBITDA from unconsolidated JVs, on a Comparable basis for Park’s current portfolio The replacement cost estimates are based on Park’s internal analysis and construction market pricing as of 2022. Estimated land values are based on market data and recent comparable sales where applicable. This estimate is not intended to be an estimate for the fair market value of the portfolio Park Portfolio: Well-Insulated from Supply Favorable supply picture for Park through 2024(1)(2) National Supply Growth Average: 1.0% Approximately 71% of Park’s EBITDA(2) is located in markets with less than 1% average annual supply growth through 2024 Overall, Park anticipates 0.8% average annual supply growth through 2024 across its portfolio versus the 2.4% per annum supply growth forecasted prior to the pandemic Escalating construction and labor costs are expected to slow the pace of new supply over the near term and create further barriers to entry Park’s replacement cost is currently estimated to average $735,000 per key(3)

External Growth Initiatives Hilton Waikoloa Village

Park’s Active Capital Recycling Creates Value 12 Over the last 5+ years, Park has invested nearly $3.2B in acquisitions and stock buybacks at attractive valuations (12.0x, on average) while selling or disposing of 39 hotels(8) for over $2.1B at very healthy multiples (13.1x, on average) 5-year track record of success Implied multiple of 10.3x is based upon Wall Street consensus estimates for 2018 Adjusted EBITDA at the time of stock repurchases Based on Park’s underwriting of Chesapeake 18 hotels portfolio, inclusive of anticipated synergies In 2019, Park issued $1.2B of stock to fund its acquisition of Chesapeake Lodging Trust at over 12.5x Comparable 2019 estimated Adjusted EBITDA Implied multiple of 8.4x is based upon Wall Street consensus estimates for 2019 Adjusted EBITDA at the time of stock repurchases Implied multiple of 10.3x is based upon Park’s 2019 Comparable Adjusted EBITDA which is reconciled on Slide 36 Implied multiple of 9.7x is based upon Park’s 2019 Comparable Adjusted EBITDA which is reconciled on Slide 36 Non-core disposition multiples exclude estimated deferred maintenance capex To date, Park has sold or disposed of its interest in 39 hotels. Park has sold its interest in 36 hotels, and 3 other properties that were subject to ground leases that either expired or were terminated by Park were consequently turned over to the landlord

Embedded Opportunities to Potentially Enhance Value

Over half of the hotels in Park's Core portfolio possess potential value enhancement opportunities ([icon]) which further promote the portfolio's inherent real estate value

Rebrand / Reposition
- Position hotels to better cater to market demand

Expand
- Activate underutilized real estate

Alternative Uses
- Convert portions of hotels to other uses (e.g., timeshare)

	Date Completed	Rebrand/ Reposition	Expansion	Alt. Use/Land Development
Waldorf Astoria Orlando	December 2022		Completed	
Signia by Hilton Orlando Bonnet Creek	July 2021	Completed	In Process	
Reach Resort Key West, Curio Collection	December 2019	Completed		
Hilton Waikoloa Village	December 2019		[icon]	Completed
Hilton Santa Barbara Beachfront Resort	April 2018	Completed	In Planning	
Casa Marina Key West, Curio Collection(1)		In Process	[icon]	[icon]
Hilton Hawaiian Village Waikiki Beach Resort			In Planning	[icon]
Royal Palm South Beach		In Planning		
DoubleTree Hotel Washington DC – Crystal City		[icon]		[icon]
Hilton Denver City Center			[icon]	
Hilton New Orleans Riverside			[icon]	[icon]
W Chicago Lakeshore		[icon]		[icon]

1) Rebrand completed; reposition in process

24 |

PARK HOTELS & RESORTS

2023 Major Capex Projects Underway Park is investing $350M+ on ROI + capex projects expected to be completed over the next year(1) Waldorf Astoria Orlando meeting space expansion complete, Signia by Hilton Bonnet Creek Meeting Expansion projected to be completed Q1 2024 Waldorf Astoria Orlando New York Hilton Midtown Hilton Hawaiian Village Hilton New Orleans Riverside Before After Casa Marina Key West, Curio Design Concept

Value Enhancing ROIs: Track Record of Success

Rebrand / Reposition

Hilton Santa Barbara Beachfront Resort

Re-branded from DoubleTree by Hilton

- $14M renovation completed Q2 2018
- 2022 RevPAR of $283 - 3rd highest among Park's portfolio; up 13% y/y and up 38% since 2017 (pre-reno)
- Improved Hotel Adj. EBITDA from $17M in 2017 to $27M in 2022, a 63% increase





The Reach Key West, Curio Collection by Hilton

Re-branded from Waldorf Astoria

- $13M renovation completed Q4 2019
- 2022 RevPAR of $422 - highest among Park's portfolio; up 9% y/y and up 51% since 2018 (pre-reno)
- Improved Hotel Adj. EBITDA from $8M in 2018 to $14M in 2022, a 70% increase





Alternative Use

Hilton Waikoloa Village: *HGV timeshare transfer*

- Transferred 600-room Ocean Tower to HGV to reduce footprint in two phases (2017 and 2019); transfer completed at end of 2019
- More efficient smaller footprint has allowed stronger yield: 2022 RevPAR of $261 - 4th highest among Park's portfolio; up 45% y/y and up 37% since 2019 (pre-transfer)
- Smaller hotel generated $54M of Hotel Adj. EBITDA in 2022, surpassing 2019 Hotel Adj. EBITDA of $50M despite having half the number of rooms to generate revenue
- Hotel Adj. EBITDA/Key: $83,400 (2022) vs. $45,000 (2019[1]) → increase of 85%



1) Hotel room count during FY 2019 was 1,110 rooms

26 |

PARK HOTELS & RESORTS

ROI Case Studies: Signia + Waldorf Bonnet Creek

$220M meeting space expansion and comprehensive renovation to enhance iconic complex

Ballrooms expansion project

- Signia by Hilton: 90,000 sf of new construction multi-functional meeting space that cascades over an active waterway to a 30,000 sf event lawn. Opens Q1 2024
- Waldorf Astoria Orlando: 17,000 sf of new construction multi-functional Central Park ballroom. Opened Q4 2022
- Project Cost: $110M
- Incremental Demand: Ability to layer group demand and pursue lucrative wedding events and larger groups; 2024 revenues projected to be up 10% at Waldorf and 30% at Signia



1
2
3
4

1 WALDORF ASTORIA
2 NEW CENTRAL PARK BALLROOM
3 SIGNIA HOTEL
4 SIGNIA BALLROOM EXPANSION


Signia Waterside Ballroom Rendering


Waldorf Central Park Ballroom

Signia renovation

Scope: Guestrooms, meeting and event space, lobby transformation and pool / waterslide renovation

Budget:	$45M
Start:	2019
Completion:	Q1 2023

Waldorf renovation

Scope: Guestrooms, lobby, Peacock Alley (bar), new Grab 'n Go, Bull and Bear (restaurant), meeting and event space, pool & spa and signature Rees Jones Golf Course

Budget:	$65M
Start:	2023
Completion:	Q4 2023

27 |

PARK HOTELS & RESORTS

ROI Case Studies: Casa Marina, Curio Collection Scope: Rebrand/Rooms/Public Space Transformative public space and guestroom renovation Create new ocean facing restaurant Façade restoration Investment Project budget: $70M (includes planned investments to enhance asset resiliency) Return Expectation: 15% to 20% 2023 RevPAR/EBITDA Disruption: 105bps/$14M Rebrand/Redevelopment: $70M investment Fully renovated guestroom Fully renovated bathroom Fully renovated suites Kitchen and Seating Rooftop Dining and Lower-Level Bar Timing Construction start: May 2023 Construction finish: December 2023 Model Rooms

Commentary Debt Metrics Over Time $56M loan secured by the Hilton Denver City Center matures in 2042 but is callable by the lender with six months of notice. Earliest call date is November 2023; however, Park has not received notice from the lender as of May 2023 Excludes scheduled amortization principal payments $950M Revolving Credit Facility – shown net of existing letters of credit and assumes fully-extended maturity to December 2027 Park’s balance sheet provides flexibility for growth while providing protection during economic uncertainty Fortified Balance Sheet with Ample Liquidity Debt Maturity Schedule as of April 2023(2) (1) Well-laddered debt maturity schedule Current liquidity is approximately $1.8B while net debt is currently $3.9B, down approximately $600M since Q1 2021 when net debt peaked at $4.5B In June (2023), Park announced that it will cease making any payment toward its $725M San Francisco non-recourse CMBS loan which is scheduled to mature in November 2023 Park plans to repay other mortgage debt with cash on hand as demand continues to accelerate and portfolio achieves sustained profitability (1) (3) Weighted Average Maturity increases from 3.5 to 4.0 years (excluding SF CMBS)

Experienced Management Team with Track Record of Success



President, Chairman & CEO
Thomas J. Baltimore, Jr.

Executive Management



EVP, CFO & Treasurer
Sean M. Dell'Orto



EVP, Design & Construction
Carl Mayfield



EVP & CIO
Tom Morey



EVP, HR
Jill Olander



EVP & General Counsel
Nancy Vu

Senior Management



SVP, Investments & Portfolio Mgmt
Rebecca Flemming



SVP, Investments
Jonathan Fuisz



SVP, Corporate Finance & Analytics
Diem Larsen



SVP, Asset Management
Joe Piantedosi



SVP & CAO
Darren Robb



SVP, Strategy
Ian Weissman



SVP, Tax
Scott Winer

Key Accomplishments: six-year track record of creating value

- ✓ Capital Allocation: Acquired Chesapeake Lodging Trust for $2.5B, improving the overall quality of the portfolio; Sold or disposed of 39 hotels(1) for total proceeds of $2.1B
- ✓ Operational Excellence: During COVID reduced hotel-level staffing translating into an estimated $85M of annual savings
- ✓ Balance Sheet Management: Issued over $2.1B of corporate debt to repay $1.8B+ of near-term debt
- ✓ Shareholders: Returned approximately $2.8B of capital to shareholders in the form of stock buybacks or dividends
- ✓ ESG: Formed senior management ESG Committee and updated Board-level committees to reflect ESG oversight; published TCFD report; annual participation in GRESB; named by Newsweek to America's Most Responsible Companies list 2020, 2021 and 2022; recipient of 2022 Nareit Leader in the Light Award

1) Includes three properties that were subject to short-term ground leases that either expired or were terminated early by Park and were consequently turned over to the landlord

30 | PARK HOTELS & RESORTS

Alignment with SASB GRI Index Alignment with United Nations Sustainable Development Goals Signatory of AHLA’s 5-Star Promise Signatory of CEO Action for Diversity and Inclusion™ Strong Corporate Governance and ESG Focus Park’s 2022 Corporate Responsibility Report Alignment with globally adopted frameworks 3 Dedicated ESG Sub Committees under Formal ESG Committee: Green Park Committee Diversity and Inclusion Steering Committee Park Cares Committee GRESB Real Estate Assessment Earned US EPA’s ENERGY STAR Certification in 2022 5 Hotels

Appendix Hilton Chicago Hilton Waikoloa Village

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings (losses) from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded in management’s analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Impairment losses and casualty gains or losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations.

Definitions (Continued) Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders: Costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty gains or losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Net Debt Net Debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net Debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net Debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net Debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net Debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net Debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net Debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Core Core, presented herein, refers to Park’s portfolio of its highest quality, upper-upscale and luxury branded hotels located in top 25 Metropolitan Statistical Areas by population and premier resort destinations.

Definitions (Continued) Comparable Hotels The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable Hotel Revenues, Comparable RevPAR, Comparable Total RevPAR, Comparable Occupancy, Comparable ADR, Comparable Adjusted EBITDA, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics exclude results from property dispositions that have occurred through March 31, 2023 and include results from property acquisitions as though such acquisitions occurred on the earliest period presented. Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases. Average Daily Rate ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods. Total RevPAR Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods. Group Revenue Pace Group Revenue Pace represents bookings for future business and is calculated as group room nights multiplied by the contracted room rate expressed as a percentage of a prior period relative to a prior point in time. Trailing Twelve Months Trailing twelve months (“TTM”) calculated as full year December 31, 2022, plus three months ended March 31, 2023, less three months ended March 31, 2022

Non-GAAP Financial Measures For the year ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings (losses) from investments in affiliates in the consolidated statements of operations. Included in other gain (loss), net in the consolidated statements of operations. For the years ended December 31, 2022 and 2019, Comparable Adjusted EBITDA excluding the Hilton San Francisco hotels is $592 million and $695 million, respectively. For the trailing twelve months ended March 31, 2023, Comparable Adjusted EBITDA excluding the Hilton San Francisco hotels is $646 million. Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Comparable Adjusted EBITDA would have been $786 million. Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations. For the year ended December 31, 2022, Comparable Hotel Adjusted EBITDA, Comparable Hotel Revenues and Comparable Hotel Adjusted EBITDA Margin excluding the Hilton San Francisco hotels are $624 million, $2,224 million and 28.1%, respectively. (7) Percentages are calculated based on unrounded numbers. Comparable Adjusted EBITDA

Non-GAAP Financial Measures (continued) Net Debt to Comparable Adjusted EBITDA Ex SF Hiltons as of March 31, 2023 assumes hotels are excluded from the portfolio and that the $725 million debt is retired, which is expected to trigger a required additional distribution to stockholders following disposition of the hotels. For purposes of this illustration, these calculations reflect exclusion of the retired debt and payment of a corresponding special dividend attributable to the disposition of the SF Hiltons (calculated as the midpoint of the anticipated $150M to $175M divided amount, or $162.5 million. See slide 36 for a reconciliation of TTM Q1 2023 Comparable Adjusted EBITDA.

Non-GAAP Financial Measures (continued) Guidance (1) Percentages are calculated based on unrounded numbers

Non-GAAP Financial Measures (continued) FFO Guidance (1) Percentages are calculated based on unrounded numbers.

Non-GAAP Financial Measures (continued) AFFO (1) Percentages are calculated based on unrounded numbers.

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is one of the largest publicly-traded lodging REITs with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 46 premium-branded hotels and resorts with over 29,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information. Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the anticipated effects of Park’s decision to cease payments on its $725 million CMBS loan, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the impact to its business and financial condition and that of its hotel management companies from macroeconomic factors (including inflation, increases in interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.